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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 24, 1997, included in this Form 10-K of Spieker Properties, Inc. (the "Company") for the year ended December 31, 1996, filed with the Company's previously filed Registration Statements on Form S-3 (File Nos. 333-18483, 333-14325, 333-09425, 333-04299 and 333-00346).

                                          ARTHUR ANDERSEN LLP

San Francisco, California
March 28, 1997